 Exhibit 10.1

 NOTE

March 31, 2017

FOR VALUE RECEIVED, BLUE DOLPHIN ENERGY COMPANY (the "Borrower"), hereby promises to pay to the order of LAZARUS ENERGY HOLDINGS, LLC ("Lender"), the principal amount of $440,815 (the “Original Principal”) pursuant to the terms and conditions set forth herein.

ADVANCES. From time to time, Lender may advance to Borrower subsequent additions (an “Advance”).

PRINCIPAL BALANCE. The aggregate unpaid balance of the Original Principal plus any Advances shall be the principal balance (the “Principal Balance”) due and owing under this Promissory Note (this “Note”).

PAYMENT.  The Principal Balance of this Note plus any accrued but unpaid interest shall be due and payable on January 1, 2019 (the “Maturity Date”).

INTEREST.  This Note shall bear interest, compounded annually, at eight percent (8%).

PREPAYMENT.  Borrower shall have the right at any time and from time to time to prepay this Note, in whole or in part, without premium or penalty.

REMEDIES.  No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.  The rights and remedies of the Lender shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Lender.

SUBORDINATION.  Borrower's obligations under this Note are subordinated to all indebtedness of Borrower to any unrelated third party lender to the extent such indebtedness is outstanding on the date of this Note and such subordination is required under the loan documents providing for such indebtedness.

EXPENSES.  In the event any payment under this Note is not paid by the Maturity Date, Borrower agrees to pay, in addition to the Principal Balance plus any accrued but unpaid interest, reasonable attorneys' fees not exceeding a sum equal to fifteen percent (15%) of the then outstanding amount owing on this Note, plus all other reasonable expenses incurred by Lender in exercising any of its rights and remedies upon default.

GOVERNING LAW.  This Note shall be governed by, and construed in accordance with, the laws of the State of Texas.

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IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

____________________________ (LENDER SIGNATURE)
LAZARUS ENERGY HOLDINGS, LLC

____________________________ (BORROWER SIGNATURE)
BLUE DOLPHIN ENERGY COMPANY

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